                                        ASSIGNMENT AND ASSUMPTION AGREEMENT

         ASSIGNMENT AND ASSUMPTION  AGREEMENT,  dated August 30, 2006, between Residential Funding  Corporation,  a
StateDelaware  corporation  ("RFC"),  and Residential  Funding  Mortgage  Securities I, Inc., a  StateplaceDelaware
corporation (the "Company").

                                                     Recitals

I.       RFC has entered into  contracts  ("Seller  Contracts")  with various  seller/servicers,  pursuant to which such seller/servicers sell to RFC mortgage loans.

II.      The Company  wishes to purchase  from RFC certain  Mortgage  Loans (as  hereinafter  defined)  sold to RFC pursuant to the Seller Contracts.

III.     The Company, RFC, as master servicer and U.S. Bank National Association,  as trustee (the "Trustee"),  are entering into a Series  Supplement,  dated as of August 1, 2006 (the "Series  Supplement") to the Standard Terms of
Pooling and Servicing  Agreement,  dated as of June 1, 2006 (together with the Series Supplement,  the "Pooling and
Servicing  Agreement"),  pursuant  to which the  Company  proposes  to issue  Mortgage  Pass-Through  Certificates,
Series 2006-SA3  (the  "Certificates")  consisting of classes  designated as the Class I-A-1,  Class II-A-1,  Class
II-A-2, Class II-A-3, Class II-A-4, Class III-A-1,  Class III-A-2,  Class IV-A-1, Class IV-A-2, Class IV-A-3, Class
IV-A-4, Class R-I and Class R-II Certificates (collectively,  the "Senior Certificates"),  Class M-1, Class M-2 and
Class M-3  (collectively,  the "Class M Certificates")  and Class B-1, Class B-2 and Class B-3  (collectively,  the
"Class B Certificates"),  representing  beneficial  ownership  interests in a trust fund consisting  primarily of a pool of mortgage loans identified in Exhibit One and Exhibit Two to the Series Supplement (the "Mortgage Loans").

IV.      In  connection  with the  purchase of the  Mortgage  Loans,  the  Company  will assign to RFC a de minimis portion of each of the Class R-I and Class R-II Certificates (together, the "Class R Certificates").

V.       In connection  with the purchase of the Mortgage  Loans and the issuance of the  Certificates,  RFC wishes to make  certain  representations  and  warranties  to the  Company and to assign  certain of its rights  under the
Seller  Contracts to the Company,  and the Company wishes to assume certain of RFC's  obligations  under the Seller
Contracts.

VI.      The  Company  and RFC  intend  that the  conveyance  by RFC to the  Company  of all its  right,  title and interest in and to the Mortgage  Loans pursuant to this  Agreement  shall  constitute a purchase and sale and not a loan.

         NOW  THEREFORE,  in  consideration  of the  recitals  and the  mutual  promises  herein and other good and valuable consideration, the parties agree as follows:

Section 1.          All capitalized  terms used but not defined herein shall have the meanings  assigned thereto in the Pooling and Servicing Agreement.

Section 2.          Concurrently  with the  execution  and  delivery  hereof,  RFC hereby  assigns  to the  Company without  recourse all of its right,  title and interest in and to the Mortgage  Loans,  including  all interest and principal,  and with  respect  to the Sharia  Mortgage  Loans,  all  amounts  in  respect  of profit  payments  and acquisition  payments,  received on or with respect to the Mortgage Loans after August 1, 2006 (other than payments of  principal  and  interest,  and with  respect to the Sharia  Mortgage  Loans,  all  amounts in respect of profit payments  and  acquisition  payments,  due on the  Mortgage  Loans  in  August  2006).  In  consideration  of  such assignment,  RFC or its designee will receive from the Company in  immediately  available  funds an amount equal to
$350,818,363.76  plus a  de minimis  portion  of  each  of the  Class  R  Certificates.  In  connection  with  such assignment and at the Company's  direction,  RFC has in respect of each Mortgage Loan endorsed the related Mortgage
Note (other than any Destroyed  Mortgage  Note) to the order of the Trustee and delivered an assignment of mortgage or security  instrument,  as  applicable,  in recordable  form to the Trustee or its agent.  A "Destroyed  Mortgage
Note" means a Mortgage Note the original of which was permanently lost or destroyed.

         RFC and the Company agree that the sale of each Pledged Asset Loan  pursuant to this  Agreement  will also constitute  the  assignment,  sale,  setting-over,  transfer and conveyance to the Company,  without  recourse (but subject  to  RFC's  covenants,  representations  and  warranties  specifically  provided  herein),  of all of RFC's obligations  and all of RFC's  right,  title and  interest  in, to and under,  whether now  existing  or  hereafter acquired  as  owner  of  such  Pledged  Asset  Loan  with  respect  to any  and  all  money,  securities,  security entitlements,  accounts,  general  intangibles,  payment  intangibles,  instruments,  documents,  deposit accounts, certificates of deposit,  commodities contracts,  and other investment property and other property of whatever kind or description  consisting of,  arising from or related to, (i) the Credit  Support Pledge  Agreement,  the Funding
and Pledge  Agreement  among the Mortgagor or other Person  pledging the related  Pledged Assets (the  "Customer"),
Combined  Collateral LLC and National  Financial  Services  Corporation,  and the Additional  Collateral  Agreement
between GMAC Mortgage  Corporation  and the Customer  (collectively,  the "Assigned  Contracts"),  (ii) all rights, powers  and  remedies  of RFC as  owner  of such  Pledged  Asset  Loan  under or in  connection  with the  Assigned
Contracts,  whether  arising  under the terms of such  Assigned  Contracts,  by  statute,  at law or in equity,  or otherwise  arising  out of any  default  by the  Mortgagor  under or in  connection  with the  Assigned  Contracts, including  all rights to exercise  any election or option or to make any  decision or  determination  or to give or receive any notice, consent,  approval or waiver thereunder,  (iii) the Pledged Amounts and all money,  securities, security  entitlements,  accounts,  general  intangibles,  payment  intangibles,  instruments,  documents,  deposit accounts,  certificates of deposit,  commodities  contracts,  and other  investment  property and other property of whatever kind or description and, all cash and non-cash proceeds of the sale,  exchange,  or redemption of, and all stock or conversion rights, rights to subscribe,  liquidation dividends or preferences,  stock dividends, rights to interest,  dividends,  earnings,  income, rents, issues, profits,  interest payments or other distributions of cash or other  property  that  secures a Pledged  Asset  Loan,  (iv) all  documents,  books and records  concerning  the foregoing  (including all computer  programs,  tapes,  disks and related items containing any such information) and
(v) all insurance  proceeds  (including  proceeds from the Federal Deposit Insurance  Corporation or the Securities
Investor  Protection  Corporation or any other insurance  company) of any of the foregoing or replacements  thereof or substitutions therefor,  proceeds of proceeds and the conversion,  voluntary or involuntary, of any thereof. The foregoing  transfer,  sale,  assignment  and  conveyance  does not  constitute and is not intended to result in the creation,  or an assumption by the Company,  of any  obligation of RFC, or any other Person in connection  with the
Pledged Assets or under any agreement or instrument  relating  thereto,  including any obligation to the Mortgagor, other than as owner of the Pledged Asset Loan.

         The  Company  and RFC  intend  that the  conveyance  by RFC to the  Company  of all its  right,  title and interest in and to the  Mortgage  Loans  pursuant to this  Section 2 shall be, and be  construed  as, a sale of the
Mortgage Loans by RFC to the Company.  It is,  further,  not intended that such conveyance be deemed to be a pledge of the Mortgage  Loans by RFC to the Company to secure a debt or other  obligation  of RFC.  However,  in the event that the  Mortgage  Loans are held to be property of RFC, or if for any reason this  Agreement is held or deemed to create a security  interest in the Mortgage Loans,  then it is intended that (a) this Agreement shall be a security agreement  within the  meaning  of  Articles  8 and 9 of the  Minnesota  Uniform  Commercial  Code and the  Uniform
Commercial Code of any other  applicable  jurisdiction;  (b) the  conveyance  provided for in this Section shall be deemed to be, and hereby is, a grant by RFC to the  Company of a security  interest  in all of RFC's  right,  title and  interest,  whether  now  owned or  hereafter  acquired,  in and to any and all  general  intangibles,  payment intangibles,  accounts, chattel paper, instruments,  documents,  money, deposit accounts,  certificates of deposit, goods,  letters of credit,  advices of credit and  investment  property  consisting of, arising from or relating to any of the following:  (A) the Mortgage  Loans,  including (i) with respect to each  Cooperative  Loan, the related
Mortgage Note,  Security  Agreement,  Assignment of Proprietary Lease,  Cooperative Stock Certificate,  Cooperative
Lease,  any insurance  policies and all other  documents in the related  Mortgage  File,  (ii) with respect to each
Sharia  Mortgage Loan, the related Sharia  Mortgage Loan Security  Instrument,  Sharia  Mortgage Loan  Co-Ownership
Agreement,  Obligation to Pay, Assignment  Agreement and Amendment of Security  Instrument,  any insurance policies and all other  documents in the related  Mortgage  File and (iii) with respect to each  Mortgage  Loan other than a
Cooperative  Loan or a Sharia Mortgage Loan, the related  Mortgage Note, the Mortgage,  any insurance  policies and all other  documents  in the related  Mortgage  File,  (B) all monies due or to become due pursuant to the Mortgage
Loans in accordance  with the terms thereof and (C) all proceeds of the conversion,  voluntary or  involuntary,  of the foregoing into cash, instruments,  securities or other property,  including without limitation all amounts from time to time held or invested in the  Certificate  Account or the Custodial  Account,  whether in the form of cash, instruments,  securities or other property;  (c) the possession by the Trustee, the Custodian or any other agent of the  Trustee  of  Mortgage  Notes or such  other  items of  property  as  constitute  instruments,  money,  payment intangibles,  negotiable  documents,  goods,  deposit  accounts,  letters of credit,  advices of credit  investment property or chattel paper shall be deemed to be possession  by the secured  party,  or possession by a purchaser or a person  designated  by such secured  party,  for purposes of  perfecting  the security  interest  pursuant to the
Minnesota  Uniform  Commercial  Code  and  the  Uniform  Commercial  Code  of  any  other  applicable  jurisdiction
(including,  without  limitation,  Sections  8-106,  9-313 and 9-106  thereof);  and (d)  notifications  to persons holding such property,  and  acknowledgments,  receipts or confirmations from persons holding such property,  shall be deemed notifications to, or acknowledgments receipts or confirmations from, securities  intermediaries,  bailees or agents of, or persons  holding for (as  applicable)  the Trustee for the  purpose of  perfecting  such  security interest under  applicable  law. RFC shall,  to the extent  consistent  with this  Agreement,  take such reasonable actions as may be necessary to ensure that, if this  Agreement  were  determined  to create a security  interest in the Mortgage  Loans and the other  property  described  above,  such security  interest would be determined to be a perfected  security  interest of first priority under  applicable law and will be maintained as such throughout the term of this  Agreement.  Without  limiting the generality of the  foregoing,  RFC shall prepare and deliver to the
Company not less than 15 days prior to any filing  date,  and the Company  shall file,  or shall cause to be filed, at the expense of RFC, all filings  necessary  to maintain the  effectiveness  of any  original  filings  necessary under the Uniform  Commercial Code as in effect in any jurisdiction to perfect the Company's  security  interest in or lien on the Mortgage  Loans,  including  without  limitation  (x)  continuation  statements,  and (y) such other statements  as may be  occasioned  by (1) any change of name of RFC or the  Company,  (2) any change of location of the place of  business or the chief  executive  office of RFC,  or (3) any  transfer of any  interest of RFC in any
Mortgage Loan.

         Notwithstanding  the  foregoing,  (i) the Master  Servicer shall retain all servicing  rights  (including, without  limitation,  primary servicing and master servicing) relating to or arising out of the Mortgage Loans, and all rights to receive  servicing fees,  servicing income and other payments made as compensation for such servicing granted to it under the Pooling and  Servicing  Agreement  pursuant to the terms and  conditions  set forth therein
(collectively,  the "Servicing  Rights") and (ii) the Servicing  Rights are not included in the collateral in which
RFC grants a security interest pursuant to the immediately preceding paragraph.

Section 3.          Concurrently  with the  execution  and  delivery  hereof,  the  Company  hereby  assigns to RFC without  recourse  all of its  right,  title and  interest  in and to a de  minimis  portion of each of the Class R
Certificates as part of the consideration payable to RFC by the Company pursuant to this Agreement.

Section 4.          RFC  represents  and  warrants  to the  Company  that on the date of  execution  hereof (or, if otherwise specified below, as of the date so specified):

i.       The  information  set forth in Exhibit One and Exhibit Two to the  Series Supplement  with respect to each
Mortgage Loan or the Mortgage  Loans,  as the case may be, is true and correct,  in all material  respects,  at the date or dates respecting which such information is furnished;

ii.      Each  mortgage  loan with a  Loan-to-Value  Ratio at  origination  in excess of 80%,  will be insured by a primary mortgage  insurance policy (a "Primary  Insurance  Policy")  covering at least 30% of the principal balance of the Mortgage Loan at origination if the  Loan-to-Value  Ratio is between 95.00% and 90.01%,  at least 25% of the balance of the mortgage loan at origination if the Loan-to-Value  Ratio is between 90.00% and 85.01%,  and at least
12% of the balance of the mortgage loan at  origination  if the  Loan-to-Value  Ratio is between 85.00% and 80.01%.
To the best of the  Company's  knowledge,  each such Primary  Insurance  Policy is in full force and effect and the
Trustee is entitled to the benefits thereunder;

iii.     Each Primary  Insurance  Policy insures the named insured and its  successors and assigns,  and the issuer of the Primary  Insurance Policy is an insurance  company whose  claims-paying  ability is currently  acceptable to the Rating Agencies;

iv.      Immediately  prior to the assignment of the Mortgage Loans to the Company,  RFC had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge,  lien,  encumbrance or security interest (other than rights to  servicing  and related  compensation  and,  with  respect to certain  Mortgage  Loans,  the monthly payment due on the first Due Date following the Cut-off  Date),  and no action has been taken or failed to be taken by RFC that would materially  adversely affect the  enforceability of any Mortgage Loan or the interests therein of any holder of the Certificates;

v.       No Mortgage  Loan was 30 or more days  delinquent  in payment of principal  and interest as of the Cut-off
Date and no Mortgage Loan has been so delinquent more than once in the 12-month period prior to the Cut-off Date;

vi.      Subject to clause (v) above as respects  delinquencies,  there is no default,  breach,  violation or event of  acceleration  existing  under any Mortgage Note or Mortgage and no event which,  with notice and  expiration of any grace or cure period,  would  constitute a default,  breach,  violation or event of  acceleration,  and no such default,  breach,  violation or event of acceleration has been waived by the Seller or by any other entity involved in originating or servicing a Mortgage Loan;

vii.     There is no delinquent tax or assessment lien against any Mortgaged Property;

viii.    No  Mortgagor  has any right of  offset,  defense  or  counterclaim  as to the  related  Mortgage  Note or
Mortgage except as may be provided under the Servicemembers' Civil Relief Act;

ix.      None of the Mortgage Loans are Buy-Down Mortgage Loans;

x.       There are no mechanics'  liens or claims for work,  labor or material  affecting  any  Mortgaged  Property which are or may be a lien prior to, or equal with,  the lien of the related  Mortgage,  except such liens that are insured or indemnified against by a title insurance policy described under clause (xv) below;

xi.      Each  Mortgaged  Property  is free of damage  and in good  repair and no notice of  condemnation  has been given with respect  thereto and RFC knows of nothing  involving  any Mortgaged  Property  that could  reasonably be expected to materially adversely affect the value or marketability of any Mortgaged Property;

xii.     Each  Mortgage  Loan at the time it was made  complied in all material  respects  with  applicable  local, state and federal laws, including, but not limited to, all applicable anti-predatory lending laws;

xiii.    Each Mortgage  contains  customary and enforceable  provisions which render the rights and remedies of the holder adequate to realize the benefits of the security against the Mortgaged  Property,  including (i) in the case of a  Mortgage  that is a deed of trust,  by  trustee's  sale,  (ii) by summary  foreclosure,  if  available  under applicable law, and (iii) otherwise by foreclosure,  and there is no homestead or other exemption  available to the
Mortgagor  that would  interfere with such right to sell at a trustee's  sale or right to  foreclosure,  subject in each case to applicable  federal and state laws and judicial  precedents  with respect to  bankruptcy  and right of redemption;

xiv.     With respect to each Mortgage that is a deed of trust,  a trustee duly qualified  under  applicable law to serve as such is properly  named,  designated  and serving,  and except in connection  with a trustee's  sale after default by a  Mortgagor,  no fees or expenses  are payable by the Seller or RFC to the trustee  under any  Mortgage that is a deed of trust;

xv.      A policy of title  insurance in the form and amount  required by the Program Guide was effective as of the closing of each  Mortgage  Loan,  is valid and binding and remains in full force and effect,  unless the  Mortgaged
Properties  are located in the State of Iowa and an  attorney's  certificate  has been provided as described in the
Program Guide;

xvi.     The Mortgage Loans are conventional,  hybrid adjustable-rate,  fully amortizing, (subject to interest only periods,  if  applicable)  first lien  mortgage  loans  having terms to maturity of not more than 30 years from the date of origination or  modification  with monthly  payments due, with respect to a majority of the Mortgage Loans, on the first day of each month;

xvii.    No Mortgage Loan provides for deferred interest or negative amortization;

xviii.   The  improvements  upon the  Mortgaged  Properties  are insured  against loss by fire and other hazards as required by the Program Guide  including  flood  insurance if required  under the National  Flood  Insurance Act of
1968,  as amended.  The Mortgage  requires the Mortgagor to maintain  such  casualty  insurance at the  Mortgagor's expense,  and on the  Mortgagor's  failure to do so,  authorize  the holder of the  Mortgage to obtain and maintain such insurance at the Mortgagor's expense and to seek reimbursement therefore from the Mortgagor;

xix.     If any of the  Mortgage  Loans are  secured  by a  leasehold  interest,  with  respect  to each  leasehold interest:  the use of leasehold  estates for residential  properties is an accepted  practice in the area where the related  Mortgaged  Property is located;  residential  property in such area  consisting  of  leasehold  estates is readily  marketable;  the lease is recorded  and no party is in any way in breach of any  provision  of such lease;
the  leasehold  is in full  force and  effect and is not  subject  to any prior  lien or  encumbrance  by which the leasehold  could be  terminated or subject to any charge or penalty;  and the remaining  term of the lease does not terminate less than ten years after the maturity date of such Mortgage Loan;

xx.      Each Assigned  Contract  relating to each Pledged Asset Loan is a valid,  binding and legally  enforceable obligation of the parties  thereto,  enforceable in accordance  with their terms,  except as limited by bankruptcy, insolvency or other similar laws affecting generally the enforcement of creditor's rights;

xxi.     The Assignor is the holder of all of the right,  title and  interest as owner of each  Pledged  Asset Loan in and to each of the Assigned  Contracts  delivered and sold to the Company  hereunder,  and the assignment hereof by RFC validly  transfers  such right,  title and  interest to the Company free and clear of any pledge,  lien,  or security interest or other encumbrance of any Person;

xxii.    The full amount of the Pledged  Amount with respect to such  Pledged  Asset Loan has been  deposited  with the  custodian  under the  Credit  Support  Pledge  Agreement  and is on  deposit  in the  custodial  account  held thereunder as of the date hereof;

xxiii.   RFC is a member of MERS, in good standing,  and current in payment of all fees and assessments  imposed by
MERS,  and has complied with all rules and  procedures of MERS in connection  with its assignment to the Trustee as assignee of the Company of the Mortgage  relating to each Mortgage Loan that is  registered  with MERS,  including, among other things,  that RFC shall have confirmed the transfer to the Trustee,  as assignee of the Company, of the
Mortgage on the MERS(R)System;

xxiv.    No  instrument  of release or waiver has been  executed in  connection  with the  Mortgage  Loans,  and no
Mortgagor has been released, in whole or in part from its obligations in connection with a Mortgage Loan;

xxv.     With respect to each Mortgage  Loan,  either (i) the Mortgage  Loan is assumable  pursuant to the terms of the Mortgage  Note, or (ii) the Mortgage Loan contains a customary  provision for the  acceleration  of the payment of the unpaid principal  balance of the Mortgage Loan in the event the related  Mortgaged  Property is sold without the prior consent of the mortgagee thereunder;

xxvi.    The proceeds of the Mortgage Loan have been fully  disbursed,  there is no requirement for future advances thereunder  and any and all  requirements  as to  completion  of any  on-site or  off-site  improvements  and as to disbursements  of any escrow funds  therefor  (including  any escrow funds held to make  Monthly  Payments  pending completion  of such  improvements)  have been  complied  with.  All costs,  fees and  expenses  incurred in making, closing or recording the Mortgage Loans were paid;

xxvii.   Except with respect to  approximately  2.2% of the Mortgage  Loans (for which a valuation  was obtained by using an automated  valuation  platform  developed by RFC),  the  appraisal  was made by an appraiser who meets the minimum qualifications for appraisers as specified in the Program Guide;

xxviii.  To the best of RFC's  knowledge,  any escrow  arrangements  established  with respect to any Mortgage Loan are in compliance  with all applicable  local,  state and federal laws and are in compliance  with the terms of the related Mortgage Note;

xxix.    Each Mortgage Loan was originated (1) by a savings and loan  association,  savings bank,  commercial bank, credit  union,  insurance  company or similar  institution  that is  supervised  and examined by a federal or state authority,  (2) by a mortgagee  approved by the  Secretary  of HUD pursuant to Sections 203 and 211 of the National
Housing  Act,  as  amended,  or (3) by a  mortgage  broker  or  correspondent  lender  in a  manner  such  that the
Certificates  would  qualify as  "mortgage  related  securities"  within the  meaning  of Section  3(a)(41)  of the
Securities Exchange Act of 1934, as amended;

xxx.     All  improvements  which were considered in determining  the Appraised  Value of the Mortgaged  Properties
lie wholly within the boundaries and the building restriction lines of the Mortgaged  Properties,  or the policy of title insurance  affirmatively insures against loss or damage by reason of any violation,  variation,  encroachment or adverse circumstance that either is disclosed or would have been disclosed by an accurate survey;

xxxi.    Each  Mortgage  Note and  Mortgage  constitutes  a legal,  valid and binding  obligation  of the  Borrower enforceable  in  accordance  with its terms  except as limited by  bankruptcy,  insolvency  or other  similar  laws affecting generally the enforcement of creditor's rights;

xxxii.   None of the Mortgage Loans are subject to the Home Ownership and Equity Protection Act of 1994;

xxxiii.  None of the Mortgage Loans are loans that,  under  applicable  state or local law in effect at the time of origination  of the  loan,  are  referred  to as (1)  "high-cost"  or  "covered"  loans  or (2) any  other  similar designation if the law imposes greater  restrictions or additional  legal liability for residential  mortgage loans with high interest rates, points and/or fees;

xxxiv.   No Mortgage Loan was  originated on or after October 1, 2002 and before  March 7,  2003,  which is secured by property located in the State of dateMonth3Day6Year2003dateMonth3Day6Year2003Georgia;

xxxv.    None of the  proceeds of any  Mortgage  Loan were used to finance the  purchase of single  premium  credit insurance policies;

         xxxvi.  No Mortgage Loan  contains  prepayment  penalties  that extend beyond five years after the date of origination;

xxxvii.  No  Mortgage  Loan is a High Cost Loan or  Covered  Loan,  as  applicable  (as such  terms are  defined in
Appendix E of the Standard & Poor's Glossary For File Format For LEVELS(R)Version 5.6c Revised  (attached  hereto as
Exhibit A));  provided  that no Qualified  Substitute  Mortgage  Loan shall be a High Cost Loan or Covered Loan (as such terms are defined in  Appendix E of the  Standard & Poor's  Glossary  For File Format For LEVELS(R)in effect on the date of  substitution),  unless  the  Company  shall  have  received  from S&P  written  confirmation  that the inclusion of any such  Mortgage  Loan will not  adversely  affect the then current  ratings  assigned to any of the
Certificates by S&P;

xxxviii. Each mortgage loan constitutes a qualified  mortgage under Section  860G(a)(3)(A) of the Code and Treasury
Regulations Section 1.860G-2(A)(1); and

xxxix.   No fraud or misrepresentation has taken place in connection with the origination of any Mortgage Loan.

                  RFC shall provide  written notice to GMAC Mortgage  Corporation of the sale of each Pledged Asset
Loan to the Company  hereunder  and by the Company to the Trustee under the Pooling and  Servicing  Agreement,  and shall  maintain  the  Schedule  of  Additional  Owner  Mortgage  Loans (as  defined  in the Credit  Support  Pledge
Agreement),  showing the Trustee as the Additional  Owner of each such Pledged Asset Loan,  all in accordance  with
Section 7.1 of the Credit Support Pledge Agreement.

                  Upon  discovery  by RFC or upon  notice  from the  Company  or the  Trustee  of a  breach  of the foregoing  representations  and warranties in respect of any Mortgage Loan which  materially and adversely  affects the interests of any holders of the  Certificates  or of the Company in such  Mortgage Loan or upon the  occurrence of a Repurchase  Event  (hereinafter  defined),  notice of which breach or occurrence shall be given to the Company by RFC,  if it  discovers  the same,  RFC shall,  within 90 days after the earlier of its  discovery  or receipt of notice  thereof,  either cure such breach or  Repurchase  Event in all material  respects  or,  except as otherwise provided in Section 2.04 of the Pooling and  Servicing  Agreement,  either (i) purchase such Mortgage Loan from the
Trustee or the Company,  as the case may be, at a price equal to the Purchase  Price for such Mortgage Loan or (ii)
substitute a Qualified  Substitute  Mortgage  Loan or Loans for such Mortgage Loan in the manner and subject to the limitations set forth in Section 2.04 of the Pooling and Servicing  Agreement.  If the breach of representation and warranty  that gave rise to the  obligation  to repurchase or substitute a Mortgage Loan pursuant to this Section 4 was the  representation  set forth in clause  (xii) or (xxxviii) of this Section 4, then RFC shall pay to the Trust
Fund,  concurrently  with and in addition to the remedies  provided in the preceding  sentence,  an amount equal to any  liability,  penalty or expense that was actually  incurred and paid out of or on behalf of the Trust Fund, and that directly  resulted from such breach,  or if incurred and paid by the Trust Fund thereafter,  concurrently with such payment.

Section 5.          With respect to each Mortgage Loan, a first lien repurchase  event  ("Repurchase  Event") shall have occurred if it is discovered  that,  as of the date thereof,  the related  Mortgage was not a valid first lien on the related  Mortgaged  Property subject only to (i) the lien of real property taxes and assessments not yet due and payable,  (ii) covenants,  conditions,  and restrictions,  rights of way, easements and other matters of public record as of the date of recording of such  Mortgage and such  permissible  title  exceptions  as are listed in the
Program  Guide and (iii) other  matters to which like  properties  are  commonly  subject  which do not  materially adversely affect the value, use, enjoyment or marketability of the Mortgaged  Property.  In addition,  with respect to any  Mortgage  Loan  listed  on the  attached  Schedule  A with  respect  to which  any  document  or  documents constituting  a part of the Mortgage File are missing or defective in any material  respect as to which the Company delivers to the Trustee or the Custodian an affidavit  certifying that the original  Mortgage Note has been lost or destroyed,  if such  Mortgage  Loan  subsequently  is in default  and the  enforcement  thereof  or of the  related
Mortgage is  materially  adversely  affected by the absence or  defectiveness  of any such document or documents of the  original  Mortgage  Note,  a  Repurchase  Event shall be deemed to have  occurred and RFC will be obligated to repurchase or substitute for such Mortgage Loan in the manner set forth in Section 4 above.

Section 6.          This  Agreement  shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person shall have any right or obligation hereunder.

                                             [Signature Page Follows]

                  IN WITNESS  WHEREOF,  the parties have entered into this  Assignment and Assumption  Agreement on the date first written above.

                                                     RESIDENTIAL FUNDING CORPORATION

                                                     By: /s/ Christopher Martinez
                                                        Name:  Christopher Martinez
                                                        Title:    Associate

                                                     RESIDENTIAL FUNDING MORTGAGE
                                                     SECURITIES I, INC.

                                                     By: /s/ Heather Anderson
                                                        Name:  Heather Anderson
                                                        Title: Vice President

                                                     EXHIBIT A
                               APPENDIX E OF THE STANDARD & POOR'S GLOSSARY FOR FILE
                                      FORMAT FOR LEVELS(R)VERSION 5.6C REVISED

Standard & Poor's has categorized loans governed by anti-predatory  lending laws in the Jurisdictions  listed below into three  categories  based upon a combination of factors that include (a) the risk exposure  associated with the assignee  liability and (b) the tests and  thresholds set forth in those laws.  Note that certain loans  classified by the  relevant  statute as Covered  are  included  in  Standard & Poor's  High Cost Loan  Category  because  they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

                                                                                             REVISED April 18, 2006

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

---------------------------------------------------------------------------------------------------------------------
                                   ------------------------------------------------- --------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Arkansas                           Arkansas  Home Loan  Protection  Act,  Ark. Code  High Cost Home Loan
                                   Ann.ss.ss.23-53-101 et seq.

                                   Effective July 16, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Cleveland Heights, OH              Ordinance  No.  72-2003   (PSH),   Mun. Codess.ss.Covered Loan
                                   757.01 et seq.

                                   Effective June 2, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Colorado                           Consumer Equity Protection,  Colo. Stat. Ann.ss.ss.Covered Loan
                                   5-3.5-101 et seq.

                                   Effective  for covered  loans offered or entered
                                   into  on  or  after   January  1,  2003.   Other
                                   provisions  of the Act  took  effect  on June 7,
                                   2002
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Connecticut                        Connecticut  Abusive Home Loan Lending Practices  High Cost Home Loan
                                   Act, Conn. Gen. Stat.ss.ss.36a-746 et seq.

                                   Effective October 1, 2001
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

District of Columbia               Home  Loan   Protection   Act,   D.C.   Codess.ss.Covered Loan
                                   26-1151.01 et seq.

                                   Effective  for loans closed on or after  January
                                   28, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Florida                            Fair Lending Act, Fla.  Stat.  Ann.ss.ss. 494.0078  High Cost Home Loan
                                   et seq.

                                   Effective October 2, 2002
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Georgia  (Oct.  1, 2002 - Mar. 6,  Georgia  Fair  Lending  Act,  Ga.  Code Ann.ss.ss.High Cost Home Loan
2003)                              7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Georgia as amended  (Mar. 7, 2003  Georgia  Fair  Lending  Act,  Ga.  Code Ann.ss.ss.High Cost Home Loan
- current)                         7-6A-1 et seq.

                                   Effective  for loans closed on or after March 7,
                                   2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

HOEPA Section 32                   Home  Ownership  and  Equity  Protection  Act of  High Cost Loan
                                   1994, 15 U.S.C.ss.1639, 12 C.F.R.ss.ss.226.32 and
                                   226.34

                                   Effective  October 1, 1995,  amendments  October
                                   1, 2002
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Illinois                           High Risk Home Loan Act, Ill. Comp.  Stat.  tit.  High Risk Home Loan
                                   815,ss.ss.137/5 et seq.

                                   Effective  January 1, 2004  (prior to this date,
                                   regulations under  Residential  Mortgage License
                                   Act effective from May 14, 2001)
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Kansas                             Consumer   Credit  Code,   Kan.  Stat.  Ann.ss.ss.High  Loan  to  Value  Consumer
                                   16a-1-101 et seq.                                 Loan (id.ss. 16a-3-207) and;

                                   Sections    16a-1-301   and   16a-3-207   became
                                   effective  April 14,  1999;  Section  16a-3-308a
                                   became effective July 1, 1999
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

                                                                                     High APR  Consumer  Loan (id.ss.
                                                                                     16a-3-308a)
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Kentucky                           2003 KY H.B.  287 - High Cost Home Loan Act, Ky.  High Cost Home Loan
                                   Rev. Stat.ss.ss.360.100 et seq.

                                   Effective June 24, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Maine                              Truth in Lending,  Me. Rev. Stat.  tit. 9-A,ss.ss.High Rate High Fee Mortgage
                                   8-101 et seq.

                                   Effective  September  29,  1995  and as  amended
                                   from time to time
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Massachusetts                      Part 40 and  Part 32,  209  C.M.R.ss.ss. 32.00  et  High Cost Home Loan
                                   seq. and 209 C.M.R.ss.ss. 40.01 et seq.

                                   Effective  March 22, 2001 and amended  from time
                                   to time
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Nevada                             Assembly  Bill  No.  284,  Nev.  Rev.  Stat.ss.ss.Home Loan
                                   598D.010 et seq.

                                   Effective October 1, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

New Jersey                         New Jersey Home Ownership  Security Act of 2002,  High Cost Home Loan
                                   N.J. Rev. Stat.ss.ss. 46:10B-22 et seq.

                                   Effective for loans closed on or after  November
                                   27, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

New Mexico                         Home Loan  Protection  Act, N.M.  Rev.  Stat.ss.ss.High Cost Home Loan
                                   58-21A-1 et seq.

                                   Effective  as of January 1, 2004;  Revised as of
                                   February 26, 2004
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

New York                           N.Y. Banking Law Article 6-l                      High Cost Home Loan

                                   Effective  for  applications  made  on or  after
                                   April 1, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

North Carolina                     Restrictions  and  Limitations on High Cost Home  High Cost Home Loan
                                   Loans, N.C. Gen. Stat.ss.ss. 24-1.1E et seq.

                                   Effective July 1, 2000;  amended October 1, 2003
                                   (adding open-end lines of credit)
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Ohio                               H.B. 386  (codified  in various  sections of the  Covered Loan
                                   Ohio  Code),  Ohio Rev.  Code Ann.ss.ss.1349.25 et
                                   seq.

                                   Effective May 24, 2002
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Oklahoma                           Consumer   Credit  Code   (codified  in  various  Subsection 10 Mortgage
                                   sections of Title 14A)

                                   Effective  July  1,  2000;   amended   effective
                                   January 1, 2004
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

South Carolina                     South  Carolina  High  Cost  and  Consumer  Home  High Cost Home Loan
                                   Loans Act, S.C. Code Ann.ss.ss.37-23-10 et seq.

                                   Effective  for loans  taken on or after  January
                                   1, 2004
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

West Virginia                      West  Virginia   Residential   Mortgage  Lender,  West  Virginia   Mortgage  Loan
                                   Broker and  Servicer  Act,  W. Va.  Code Ann.ss.ss.Act Loan
                                   31-17-1 et seq.

                                   Effective June 5, 2002
---------------------------------- ------------------------------------------------- --------------------------------

STANDARD & POOR'S COVERED LOAN CATEGORIZATION
---------------------------------------------------------------------------------------------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

dateMonth3Day6Year2003dateMonth3DayGeorgia03FairgiLending  Act,  Ga.  Code Ann.ss.ss.Covered Loan
(dateMonth3Day6Year2003Oct.    1,  7-6A-1 et seq.
2002                            -
dateMonth3Day6Year2003Mar.     6,  Effective October 1, 2002 - March 6, 2003
2003)
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

New Jersey                         New Jersey Home Ownership  Security Act of 2002,  Covered Home Loan
                                   N.J. Rev. Stat.ss.ss. 46:10B-22 et seq.

                                   Effective November 27, 2003 - July 5, 2004
---------------------------------- ------------------------------------------------- --------------------------------

STANDARD & POOR'S HOME LOAN CATEGORIZATION

---------------------------------------------------------------------------------------------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

Georgia  (Oct.  1, 2002 - Mar. 6,  Georgia  Fair  Lending  Act,  Ga.  Code Ann.ss.ss.Home Loan
2003)                              7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

New Jersey                         New Jersey Home Ownership  Security Act of 2002,  Home Loan
                                   N.J. Rev. Stat.ss.ss. 46:10B-22 et seq.

                                   Effective for loans closed on or after  November
                                   27, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

New Mexico                         Home Loan  Protection  Act, N.M.  Rev.  Stat.ss.ss.Home Loan
                                   58-21A-1 et seq.

                                   Effective  as of January 1, 2004;  Revised as of
                                   February 26, 2004
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

North Carolina                     Restrictions  and  Limitations on High Cost Home  Consumer Home Loan
                                   Loans, N.C. Gen. Stat.ss.ss. 24-1.1E et seq.

                                   Effective July 1, 2000;  amended October 1, 2003
                                   (adding open-end lines of credit)
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

South Carolina                     South  Carolina  High  Cost  and  Consumer  Home  Consumer Home Loan
                                   Loans Act, S.C. Code Ann.ss.ss.37-23-10 et seq.

                                   Effective  for loans  taken on or after  January
                                   1, 2004
---------------------------------- ------------------------------------------------- --------------------------------